State of Florida

Department of State

I certify the attached is a true and correct copy of the Articles of Incorporation, as amended to date, of NON-INVASIVE MONITORING SYSTEMS, INC., a corporation organized under the laws of the State of Florida, as shown by the records of this office.

The document number of this corporation is 681706.

Given under my hand and the
Great Seal of the State of Florida
at Tallahassee, the Capitol, this the
Eighth day of March, 2007

GREAT SEAL OF THE STATE OF FLORIDA
IN GOD WE TRUST

Kurt S. Browning
Secretary of State

CR2EO22 (01-07)

681706 7-9-80

FILED

JUL 16 3 16 PM '80

SECRETARY OF STATE
TALLAHASSEE, FLORIDA

ARTICLES OF INCORPORATION

OF

STARVIEW CORP.

ARTICLE I - NAME

The name of this corporation is STARVIEW CORP.

ARTICLE II - TERM

This corporation shall commence to exist on the date of execution and acknowledgment of these articles, and shall exist perpetually or until legally dissolved.

ARTICLE III - PURPOSE

This corporation is organized for the purpose of engaging in television communication systems and conducting any or all lawful business, and doing all acts and things as are incidental to the foregoing purposes or necessary or convenient to carry on the business of the corporation or to effect or promote the purposes for which the corporation is formed.

ARTICLE IV - CAPITAL STOCK

This corporation is authorized to issue FIVE HUNDRED THOUSAND (500,000) SHARES of a NO PAR VALUE per share common stock.

ARTICLE V - INITIAL REGISTERED OFFICE AND AGENT

The street address of the inital registered office of this corporation is Suite 1002, Sarasota Bank Building, 1605 Main Street, Sarasota, Florida 33577. The name of the initial registered agent of this corporation at that address is SWISHER, VOIGT, PARKER & SILVER, P.A.

ARTICLE VI - MANAGEMENT OF CORPORATION BY SHAREHOLDERS

All corporate powers shall be exercised by or under the authority of, and the business and affairs of this corporation shall be managed under the direction of, the shareholders of this corporation. This corporation shall have no directors.

Fifty-one percent (51%) of the share entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of the shareholders. If a quorum is present, the affirmative vote or fifty-one percent (51%) of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the shareholders.

ARTICLE VII - INCORPORATOR

The name and address of the person signing these Articles is STEPHEN F. VOIGT, Suite 1002, Sarasota Bank Building, Sarasota, Florida 33577.

ARTICLE VIII - AMENDMENT

This corporation reserves the right to amend or repeal any provision contained in these Articles of Incorporation, or any amendment thereto, and any right conferred upon the shareholders is subject to this reservation.

IN WITNESS WHEREOF, the undersigned subscriber has executed these Articles of Incorporation is ninth day of July, 1980.

Stephen F. Voigt, Incorporator

STATE OF FLORIDA
COUNTY OF SARASOTA

Before me, a Notary Public authorized to take acknowledgements in the State and County set forth above, personally appeared STEPHEN F. VOIGT, known to me and known by me to be the person who executed the foregoing Articles of Incorporation, and he acknowledged before me that he executed these Articles of Incorporation.

Notary Public

My commission expires:

NOTARY PUBLIC STATE OF FLORIDA AT LARGE
MY COMMISSION EXPIRES FEB 29 1984
BONDED THRU GENERAL INS. UNDERWRITERS

CONSENT OF REGISTERED AGENT

Having been named as registered agent for this corporation at the registered office designated in the foregoing Articles of Incorporation, the undersigned accepts the designation.

SWISHER, VOIGT, PARKER & SILVER, P.A.

By: Samuel J. Swisher, Vice President

CERTIFICATE DESIGNATING PLACE OF BUSINESS OR DOMICILE FOR THE SERVICE OF PROCESS WITHIN FLORIDA, NAMING AGENT UPON WHOM PROCESS MAY BE SERVED

IN COMPLIANCE WITH SECTION 48.091, FLORIDA STATUTES, THE FOLLOWING IS SUBMITTED:

FIRST--THAT STARVIEW CORP.
(NAME OF CORPORATION)

DESIRING TO ORGANIZE OR QUALIFY UNDER THE LAWS OF THE STATE OF FLORIDA,

WITH ITS PRINCIPAL PLACE OF BUSINESS AT CITY OF SARASOTA (CITY),

STATE OF FLORIDA (STATE), HAS NAMED SWISHER, VOIGT, PARKER & SILVER, P.A. (NAME OF RESIDENT AGENT),

LOCATED AT Suite 1002, Sarasota Bank Bldg. 1605 Main St.,
(STREET ADDRESS AND NUMBER OF BUILDING; POST OFFICE BOX ADDRESSES ARE NOT ACCEPTABLE)

CITY OF Sarasota 33577 (CITY), STATE OF FLORIDA, AS ITS AGENT TO ACCEPT SERVICE OF PROCESS WITHIN FLORIDA.

FILED
JUL 16 3 17 PM '80
SECRETARY OF STATE
TALLAHASSEE, FLORIDA

SIGNATURE [signature]
(CORPORATE OFFICER)
Stephen F. Voigt

TITLE Subscriber

DATE July 9, 1980

HAVING BEEN NAMED TO ACCEPT SERVICE OF PROCESS FOR THE ABOVE STATED CORPORATION, AT THE PLACE DESIGNATED IN THIS CERTIFICATE, I HEREBY AGREE TO ACT IN THIS CAPACITY, AND I FURTHER AGREE TO COMPLY WITH THE PROVISIONS OF ALL STATUTES RELATIVE TO THE PROPER AND COMPLETE PERFORMANCE OF MY DUTIES.

Swisher, Voigt, Parker & Silver, P.A.

SIGNATURE By: [signature]
(RESIDENT AGENT)
Samuel J. Swisher, Vice President

DATE July 9, 1980

CORP. 25
1/1/76

FEB 19 2 33 PM '81

SECRETARY OF STATE
TALLAHASSEE, FLORIDA

ARTICLES OF AMENDMENT
OF
ARTICLES OF INCORPORATION
OF
STARVIEW CORP.

Pursuant to the provisions of Chapter 607 of the Florida General Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation.

1. The name of the corporation i STARVIEW CORP.

2. The following Amendments of the Articles of Incorporation were adopted by the Shareholders of the corporation on the 27 day of January, 1981, in the manner prescribed by the Florida General Corporation Act:

CAPITAL STOCK

This corporation is authorized to issue 1,200,000 shares of One Cent (1¢) par value common stock.

PREEMPTIVE RIGHTS

Every shareholder, upon the sale for cash of any new stock of this corporation of the same kind, class or series, as that which he already holds, shall have the right to purchase his pro rata share thereof at the price at which it is offered to others.

IN WITNESS WHEREOF, the undersigned Shareholder has executed these Articles of Amendment on the 27 day of January, 1981.

Bill Beasley

BILL BEASLEY, Sole Shareholder, Secretary and President

STATE OF FLORIDA)
)
COUNTY OF SARASOTA)

BEFORE ME, the undersigned authority, personally appeared BILL BEASLEY, who is to me well known to be the person described in and who subscribed the above Articles of Amendment to the Articles of Incorporation, and he did freely and voluntarily

acknowledge before me according to law that he made and subscribed the same for the [illegible] purposes therein mentioned and set forth.

IN WITNESS WHEREOF, I have hereunto set my hand and my official seal, at [illegible]rasota, in said County and State, this [illegible] day of January, 1981.

Notary Public
My Commission Expires:

Notary Public, State of Florida at Large
My Commission Expires [illegible]

NOTICE OF RESIGNATION OF REGISTERED AGENT OF STARVIEW CORP.

The undersigned, being the Registered Agent of Starview Corp., a Florida corporation having Charter No. 681706, hereby resigns as such Agent of the said corporation.

The undersigned certifies that a copy of the foregoing Resignation has been supplied to the Department of State of the State of Florida, Division of Corporations, The Capitol, Tallahassee, Florida 32304; and to Starview Corp., at its last known address, to wit: C/O William Beasley, 7005 South Tamiami Trail, Sarasota, Florida 33581.

Dennis S. Silver
for
SWISHER, VOIGT, PARKER & SILVER, P.A.

DATED: November 17, 1981

N.M.
11-25-81

ARTICLES OF AMENDMENT

Whereas, Articles IV in STARVIEW CORP. formed in July 16, 1980, provided for five hundred thousand shares at no par value and whereas on February 19, 1981, pursuant to Chapter 607, said article was amended to read "One million two hundred thousand at one cent par value".

The stockholders and directors of said corporation held a meeting on August 4, 1981, pursuant to the By-Laws and Chapter 607 amending Article IV to read "Two million shares issued at one cent par value".

BILL BEASLEY, PRESIDENT

GEORGIA BEASLEY, Secretary

SWORN to me this 12th day of September, 1982.

NOTARY PUBLIC

My Commission Expires:
11-5-83

SEAL

FILED

MAR 30 3 23 PM '83

SECRETARY OF STATE
TALLAHASSEE, FLORIDA

ARTICLES OF AMENDMENT

The following provisions of the Articles of Incorporation of STARVIEW CORP., a Florida corporation, filed in Tallahassee on July 9th, 1980, be and they hereby are amended in the following particulars:

Article "1" be and it hereby is amended to read as follows:

"The name of this corporation is BIRDFINDER CORP.

The foregoing amendments were adopted by the Stockholders adn Directors of the corporation on the 2 day of February 1983.

IN WITNESS WHEREOF, the undersigned President and Secretary of this corporation have executed these Articles of Amendment this 2 day of February, 1983.

Bill Beasley President

Georgia Beasley Secretary

STATE OF FLORIDA
COUNTY OF SARASOTA

BEFORE ME, the undersigned authority, personally appeared BILL BEASLEY and GEORGIA BEASLEY, know to me to be the persons who executed the foregoing Articles of Amendment and they acknowledge before me that they executed such instrument for the purposes therein stated.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 7th day of March, 1983.

Carole Gregory
Notary Public State of Florida at Large

FILED

APR 18 4 03 PM '83

SECRETARY OF STATE
TALLAHASSEE, FLORIDA

ARTICLES OF AMENDMENT - AMENDED AND RESTATED ARTICLES OF INCORPORATION OF BIRDFINDER CORP.

* *

The following are the Amended and Restated Articles of Incorporation of BIRDFINDER CORP. (formerly STARVIEW CORP.), whose original Articles of Incorporation were filed with the Department of State on July 16, 1980. The following Amended and Restated Articles of Incorporation were duly adopted on April 6, 1983 by the shareholders of the corporation (which until the effective date of the amendments contained herein had no board of directors and was managed by its shareholders). The Amended and Restated Articles of Incorporation amend in full the corporation's Articles of Incorporation, as permitted by Section 607.194(4) of the Florida General Corporation Act. There is no discrepancy between the Articles of Incorporation, as amended, and the Amended and Restated Articles of Incorporation, except or permitted by Section 607.194(2) of the Florida General Corporation Act.

ARTICLE I

Corporate Name

The name of this corporation is BIRDFINDER CORP.

ARTICLE II

Commencement of Corporate Existence

The corporation came into existence upon the subscription and acknowledgment of the Articles of Incorporation on July 9, 1980.

ARTICLE III

General Nature of Business

The corporation may transact any lawful business for which corporations may be incorporated under Florida law.

ARTICLE IV

Capital Stock

The aggregate number of shares of stock authorized to be issued by this corporation shall be 2,000,000 shares of common stock, each with a par value of One Cent. Each share of issued and outstanding common stock shall entitle the holder thereof to one vote on each matter with respect to which shareholders have the right to vote, to fully participate in all shareholder meetings, and to share ratably in the net assets of the corporation upon liquidation or dissolution.

ARTICLE V

Registered Office and Agent

The street address of the registered office of the corporation shall be 101 South Franklin Street, Tampa, Florida 33602, and the registered agent of the corporation at such address is Richard B. Hadlow.

ARTICLE VI

Board of Directors

The Corporation shall have one director initially, whose name and address are:

Name	Address
Bill Beasley	7400 South Tamiami Trail Sarasota, Florida 33581

The number of directors may be increased or diminished from time to time in accordance with the provisions of the corporation's by-laws, but shall never be less than one.

ARTICLE VII

By-Laws

The power to adopt, alter, amend or repeal by-laws of this corporation shall be vested in its shareholders and separately in its Board of Directors, as prescribed by the by-laws of the corporation.

ARTICLE VIII

Indemnification

If in the judgment of a majority of the entire Board of Directors, (excluding from such majority any director under consideration for indemnification), the criteria set forth in §607-014(1) or (2), Florida Statutes, have been met, then the corporation shall indemnify any officer or director, or former officer of director, his personal representatives, devisees or heirs, in the manner and to the extent contemplated by the said §607.014.

IN WITNESS WHEREOF, the undersigned have executed these Articles of Amendment and these Amended and Restated Articles of Incorporation this 6th day of April, 1983.

Bill Beasley (SEAL)
BILL BEASLEY, President

Georgia Beasley Sec.
GEORGIA BEASLEY, Secretary

STATE OF FLORIDA

COUNTY OF HILLSBOROUGH

I HEREBY CERTIFY that before me, the undersigned authority, this date personally appeared Bill Beasley, to me known and known to me to be the person described in and who executed the foregoing Articles of Amendment and Amended and Restated Articles of Incorporation, and further that he acknowledged such execution to be his free and voluntary act for the uses and purposes therein expressed.

WITNESS my hand and official seal at Tampa, Florida, this 15th day of April, 1983.

Notary Public
State of Florida at Large

My Commission Expires:

NOTARY PUBLIC STATE OF FLORIDA AT LARGE
MY COMMISSION EXPIRES JUNE 28 1985

12b/d2008s

STATEMENT OF CHANGE OF REGISTERED OFFICE AND REGISTERED AGENT OF BIRDFINDER CORP.

FILED
APR 19 4 03 PM '83
SECRETARY OF STATE
TALLAHASSEE, FLORIDA

* *

Pursuant to Section 607.037, Florida Statutes, the undersigned hereby files the following statement:

1. The name of the Corporation is BIRDFINDER CORP.

2. The Corporation's current registered agent is Swisher, Voigt, Parker & Silver, P.A., and the Corporation's current registered office is Suite 1002, Sarasota Bank Building, 1605 Main Street, Sarasota, Florida 33577.

3. The name of the Corporation's successor registered agent is Richard B. Hadlow, and the street address of the Corporation's new registered office is 101 South Franklin Street, Tampa, Florida 33602.

4. The foregoing change was duly authorized by a resolution of the Shareholders of the Corporation, which is managed by its Shareholders and which has no Board of Directors.

IN WITNESS WHEREOF, the undersigned have executed this statement on behalf of the Corporation as of the 6th day of April, 1983.

Bill Beasley
Bill Beasley, President

Georgia Beasley, Sec
Georgia Beasley, Secretary

STATE OF FLORIDA

COUNTY OF HILLSBOROUGH

This instrument was acknowledged before me this 15th day of April, 1983, by Bill Beasley, President of Birdfinder Corp. for and on behalf of said entity.

Gwendlyn M. [illegible]
NOTARY PUBLIC, State of Florida at Large

My Commission Expires:

NOTARY PUBLIC STATE OF FLORIDA AT LARGE
MY COMMISSION EXPIRES JUNE 28, 1985
BONDED THROUGH MUROSKI-ASHTON INC

ACKNOWLEDGMENT

I hereby accept my appointment as registered agent of the above named corporation and agree to act as such in accordance with the provisions of Sections 48.091 and 607.034, Florida Statutes.

Richard B. Hadlow

RICHARD B. HADLOW

12c/d2008s

ARTICLES OF AMENDMENT OF
THE ARTICLES OF INCORPORATION
OF BIRDFINDER CORP.

FILED
JUL 29 10 14 AM '83
SECRETARY OF STATE
TALLAHASSEE, FLORIDA

* *

Birdfinder Corp., a corporation duly organized and existing under the laws of the State of Florida (the "corporation") hereby certifies as follows:

1. The name of the corporation is Birdfinder Corp.

2. The Articles of Incorporation of the corporation are hereby amended by deleting Article IV and substituting the following:

ARTICLE IV

Capital Stock

(a) The total number of shares of all classes of stock which the corporation shall have authority to issue is 11,000,000 shares, of which

(i) 1,000,000 shares shall be designated as Preferred Stock, and shall have a par value of $1.00 per share; and

(ii) 10,000,000 shares shall be designated as Common Stock, and shall have a par value of $.01 per share.

(b) A statement of the designations and powers, preferences and rights, and the qualifications, limitations or restrictions thereof, of the shares of stock of each class, is as follows:

(i) Except as otherwise provided by law or by paragraph (b)(ii) of this ARTICLE IV, the entire voting right shall be vested in the holders of the Common Stock.

(ii)(A) The Board of Directors is expressly authorized at any time, and from time to time, to provide for the issuance of shares of Preferred Stock in one or more series, with such voting powers, full or limited but

not to exceed one vote per share, or without voting powers, and with such designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issue thereof adopted by the Board of Directors, and as are not stated and expressed in these Articles of Incorporation, or any amendment thereto, including, but without limiting the generality of the foregoing the following:

(I) the designation of such series;

(II) the dividend rate of such series, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any other class or classes or of any other series of capital stock, and whether such dividends shall be cumulative or noncumulative;

(III) whether the shares of such series shall be subject to redemption by the corporation, and if made subject to such redemption, the times, prices and other terms and conditions of such redemption;

(IV) the terms and amount of any sinking fund provided for the purchase or redemption of the shares of such series;

(V) whether or not the shares of such series shall be convertible into or exchangeable for shares of any other class or classes of capital stock of the corporation, and, if provision be made for conversion or exchange, the times, prices, rates, adjustments and other terms and conditions of such conversion or exchange;

(VI) the extent, if any, to which the holders of such series shall be entitled to vote as a class or otherwise with respect to the election of the directors or otherwise; provided, however, that in no event shall any holder of any series of Preferred Stock be entitled to more than one vote for each share of such Preferred Stock held by him;

(VII) the restrictions, if any, on the issue or reissue of any additional shares or series of Preferred Stock;

(VIII) the rights of the holders of the shares of such series upon the dissolution of, or upon the distributions of assets of, the corporation.

(B) Except as otherwise required by law and except for such voting powers with respect to the election of directors or other matters as may be stated in the resolutions of the Board of Directors creating any series of Preferred Stock, the holders of any such series shall not have any voting power whatsoever.

(iii) No holder of any stock of the corporation of any class now or hereafter authorized shall, as such holder, be entitled as of right to purchase or subscribe for any shares of stock of the corporation of any class or any series now or hereafter authorized, or any securities convertible into or exchangeable for any such shares, or any warrants, options, rights or other instruments evidencing rights to subscribe for, or purchase, any such shares, whether such shares, securities, warrants, options, rights or other instruments be unissued or issued and thereafter acquired by the corporation.

(iv) Without action by the stockholders, the shares of any class of capital stock may be issued by the corporation from time to time for such

consideration as may be fixed by the Board of Directors, provided that such consideration shall be not less than par value in the case of any class of stock having par value. Any and all shares so issued, the full consideration for which has been paid or delivered, shall be deemed fully paid stock and shall not be liable to any further call or assessment thereon, and the holders of such shares shall not be liable for any further payment thereon.

3. The foregoing amendment shall become effective as of the close of business on the day these Articles of Amendment are filed with the Department of State of Florida, in accordance with the Florida General Corporation Act, and upon such effectiveness each outstanding share of the corporation's common stock, par value $.01 per share, shall automatically be converted into 11/17 of a share of Common Stock, par value $.01 per share. This 11 for 17 reverse stock split shall not cause the corporation to issue fractional shares of its Common Stock to any of the holders of the presently outstanding Common Stock whose shareholdings then include a fractional interest. Payment of the fractional interest shall be made by the corporation to such shareholders.

4. The matters set forth above (including the Amendment to the Articles of the Corporation of the corporation set forth in paragraph 2) were duly adopted by the shareholders of the corporation on July 12, 1983 pursuant to §607.394, Florida Statutes.

IN WITNESS WHEREOF, the duly authorized officers of this corporation have executed these Articles this 21st day of July, 1983.

BIRDFINDER CORP.

By [signature]
Bill Beasley, President

By [signature]
Georgia Beasley, Secretary

STATE OF FLORIDA

COUNTY OF SARASOTA

I HEREBY CERTIFY that before me, the undersigned authority, this date personally appeared Bill Beasley, to me known and known to me to be the person described in and who executed the foregoing Articles of Amendment of the Articles of Incorporation of Birdfinder Corp., and further that he acknowledged such execution to be his free and voluntary act for the uses and purposes therein expressed.

WITNESS my hand and official seal at Sarasota, Florida, this 27 day of July, 1983.

[signature]
Notary Public
State of Florida at Large

My Commission Expires:

Notary Public, State of Florida at Large
My Commission Expires September 30 19[illegible]
Bonded by Aetna Casualty & Surety Co.

12f/d2008p

FILED
JUL 29 10 57 AM '83
SECRETARY OF STATE
TALLAHASSEE, FLORIDA

RESTATED ARTICLES OF INCORPORATION OF BIRDFINDER CORP.

* *

The following are the Restated Articles of Incorporation of BIRDFINDER CORP. (formerly STARVIEW CORP.), whose original Articles of Incorporation were filed with the Department of State on July 16, 1980. The following Amended and Restated Articles of Incorporation were duly adopted on June 11, 1983 by the Board of Directors of the corporation. The Restated Articles of Incorporation only restate and do not further amend the corporation's Articles of Incorporation. There is no discrepancy between the Articles of Incorporation, as amended, and the Restated Articles of Incorporation.

ARTICLE I

Corporate Name

The name of this corporation is BIRDFINDER CORP.

ARTICLE II

Commencement of Corporate Existence

The corporation came into existence upon the subscription and acknowledgment of the Articles of Incorporation on July 9, 1980.

ARTICLE III

General Nature of Business

The corporation may transact any lawful business for which corporations may be incorporated under Florida law.

ARTICLE IV

Capital Stock

(a) The total number of shares of all classes of stock which the corporation shall have authority to issue is 11,000,000 shares, of which

(i) 1,000,000 shares shall be designated as Preferred Stock, and shall have a par value of $1.00 per share; and

(ii) 10,000,000 shares shall be designated as Common Stock, and shall have a par value of $.01 per share.

(b) A statement of the designations and powers, preferences and rights, and the qualifications, limitations or restrictions thereof, of the shares of stock of each class, is as follows:

(i) Except as otherwise provided by law or by paragraph (b)(ii) of this ARTICLE IV, the entire voting right shall be vested in the holders of the Common Stock.

(ii)(A) The Board of Directors is expressly authorized at any time, and from time to time, to provide for the issuance of shares of Preferred Stock in one or more series, with such voting powers, full or limited but not to exceed one vote per share, or without voting powers, and with such designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issue thereof adopted by the Board of Directors, and as are not stated and expressed in these Articles of Incorporation, or any amendment thereto, including, but without limiting the generality of the foregoing the following:

(1) the designation of such series;

(II) the dividend rate of such series, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any other class or classes or of any other series of capital stock, and whether such dividends shall be cumulative or noncumulative;

(III) whether the shares of such series shall be subject to redemption by the corporation, and if made subject to such redemption, the times, prices and other terms and conditions of such redemption;

(IV) the terms and amount of any sinking fund provided for the purchase or redemption of the shares of such series;

(V) whether or not the shares of such series shall be convertible into or exchangeable for shares of any other class or classes of capital stock of the corporation, and, if provision be made for conversion or exchange, the times, prices, rates, adjustments and other terms and conditions of such conversion or exchange;

(VI) the extent, if any, to which the holders of such series shall be entitled to vote as a class or otherwise with respect to the election of the directors or otherwise; provided, however, that in no event shall any holder of any series of Preferred Stock be entitled to more than one vote for each share of such Preferred Stock held by him;

(VII) the restrictions, if any, on the issue or reissue of any additional shares or series of Preferred Stock;

(VIII) the rights of the holders of the shares of such series upon the dissolution of, or upon the distributions of assets of, the corporation.

(B) Except as otherwise required by law and except for such voting powers with respect to the election of directors or other matters as may be stated in the resolutions of the Board of Directors creating any series of Preferred Stock, the holders of any such series shall not have any voting power whatsoever.

(iii) No holder of any stock of the corporation of any class now or hereafter authorized shall, as such holder, be entitled as of right to purchase or subscribe for any shares of stock of the corporation of any class or any series now or hereafter authorized, or any securities convertible into or exchangeable for any such shares, or any warrants, options, rights or other instruments evidencing rights to subscribe for, or purchase, any such shares, whether such shares, securities, warrants, options, rights or other instruments be unissued or issued and thereafter acquired by the corporation.

(iv) Without action by the stockholders, the shares of any class of capital stock may be issued by the corporation from time to time for such consideration as may be fixed by the Board of Directors, provided that such consideration shall be not less than par value in the case of any class of stock having par value. Any and all shares so issued, the full consideration for which has been paid or delivered, shall be deemed fully paid stock and shall not be liable to any further call or assessment thereon, and the holders of such shares shall not be liable for any further payment thereon.

ARTICLE V

Registered Office and Agent

The street address of the registered office of the corporation shall be 101 South Franklin Street, Tampa, Florida 33602, and the registered agent of the corporation at such address is Richard B. Hadlow.

ARTICLE VI

Board of Directors

The Corporation shall have one director initially, whose name and address are:

Name	Address
Bill Beasley	7400 South Tamiami Trail Sarasota, Florida 33581

The number of directors may be increased or diminished from time to time in accordance with the provisions of the corporation's by-laws, but shall never be less than one.

ARTICLE VII

By-Laws

The power to adopt, alter, amend or repeal by-laws of this corporation shall be vested in its shareholders and separately in its Board of Directors, as prescribed by the by-laws of the corporation.

ARTICLE VIII

Indemnification

If in the judgment of a majority of the entire Board of Directors,

(excluding from such majority any director under consideration for indemnification), the criteria set forth in §607-014(1) or (2), Florida Statutes, have been met, then the corporation shall indemnify any officer or director, or former officer of director, his personal representatives, devisees or heirs, in the manner and to the extent contemplated by the said §607.014.

IN WITNESS WHEREOF, the undersigned have executed these Restated Articles of Incorporation this 27 day of July, 1983.

BILL BEASLEY, President

GEORGIA BEASLEY, Secretary

STATE OF FLORIDA

COUNTY OF SARASOTA

I HEREBY CERTIFY that before me, the undersigned authority, this date personally appeared Bill Beasley, to me known and known to me to be the person described in and who executed the foregoing Restated Articles of Incorporation, and further that he acknowledged such execution to be his free and voluntary act for the uses and purposes therein expressed.

WITNESS my hand and official seal at Sarasota, Florida, this 27 day of July, 1983.

Notary Public
State of Florida at Large

My Commission Expires:

Notary Public, State of Florida at Large
My Commission Expires September 22, 1983
Bonded by Aetna Casualty & Surety Co.

12e/d2008p

STATEMENT OF BIRDFINDER CORP.

FILED

OCT 31 2 07 PM '83

SECRETARY OF STATE
TALLAHASSEE FLORIDA

Pursuant to Section 607.047(3), Florida Statutes, Birdfinder Corp. (the "Company") files this Statement in connection with action by the Company's Board of Directors establishing and designating a series of capital stock and fixing and determining the relative rights and preferences thereof. The Company states that:

1. The name of the corporation is Birdfinder Corp.

2. A copy of the resolution establishing and designating the series of capital stock and fixing and determining the relative rights and preferences thereof is attached hereto as Exhibit A.

3. Such resolution was duly adopted by the Board of Directors/ Stockholders of the Company on August 31, 1983.

IN WITNESS WHEREOF, the undersigned officers of the Company have executed this Statement as of the 26 day of October, 1983.

BIRDFINDER CORP.

By: ______________________
Bill Beasley, President

By: ______________________
Georgia Beasley, Secretary

ACKNOWLEDGEMENT

STATE OF FLORIDA
COUNTY OF SARASOTA

The foregoing instrument was acknowledged before me by Bill Beasley as President of Birdfinder Corp., for and on behalf of the corporation, on this the 26 day of October, 1983.

____
Notary Public

(Notarial Seal)

My Commission Expires:

EXHIBIT "A"

RESOLUTION OF THE BOARD OF DIRECTORS OF BIRDFINDER CORP.

RESOLVED, that pursuant to the Articles of Incorporation of this Corporation, there be created a series of Preferred Stock, par value $1.00 per share, to be designated as the Series A Preferred Stock and to consist of one thousand (1,000) shares. The rights, preferences, privileges and restrictions granted to or imposed upon the Series A Preferred Stock and the holders thereof are as follows:

1. The shares of Series A Preferred Stock shall have no dividend rights.

2. The holders of the shares of Series A Preferred Stock shall not be entitled to any notice of shareholders' meetings or to vote upon the election of directors or upon any other matter, except where such notice or vote is required by law or by subparagraph 6 of Article Four.

3. In the event of a voluntary or involuntary liquidation, dissolution or winding up of this corporation, the holders of the Series A Preferred Stock shall be entitled to receive, out of the assets of this corporation, whether such assets are capital or surplus, an amount equal to one dollar ($1.00) per share of Series A Preferred share, and no more, before any payment shall be made or any assets distributed to the holders of shares of Common Stock of this corporation. If upon such liquidation, dissolution or winding up of this corporation the assets thus distributed among the holders of the shares of Series A Preferred Stock shall be insufficient to permit the payment to such shareholders of the full preferential amounts aforesaid, then the entire assets of this corporation to be distributed shall be distributed ratably among the holders of the shares of Series A Preferred Stock. After payment or distribution to the holders of the shares of Series A Preferred Stock of the full preferential amounts aforesaid, the holders of Common shares shall be entitled to receive, ratably all remaining assets of this corporation. A consolidation or merger of this corporation with or into any other corporation or corporations, or a sale of all or substantially all of the assets of this corporation, shall not be deemed to be a liquidation, dissolution or winding up, within the meaning of this paragraph.

4. On December 31, 1987 (the "Redemption Date"), this corporation shall redeem all of the shares of Series A Preferred Stock then issued and outstanding by paying therefor in cash one dollar ($1.00) per Preferred share. All certificates evidencing the shares of Series

A Preferred Stock which are surrendered pursuant to this redemption provision shall be appropriately cancelled on the books of this corporation, and the shares represented by such certificates may not be reissued by this corporation.

At least thrity (30) days' previous notice by mail, postage prepaid, shall be given to the holders of record of the shares of Series A Preferred Stock to be redeemed, such notice to be addressed to each such shareholder at the address of such holder appearing on the books of this corporation or given by such holder to this corporation for the purpose of notice, or if no such address appears or is so given, at the place where the principal office of this corporation is located. Such notice shall state the date fixed for redemption and the date of termination of the right to convert if such conversion right exists on the date the notice is mailed and shall call upon such holder to surrender to this corporation on said date at the place designated in the notice such holder's certificate or certificates epresenting the shares to be redeemed. On or after the Redemption Date each holder of shares of Series A Preferred Stock called for redemption shall surrender the certificate evidencing such shares to this corporation at the place designated in such notice and shall thereupon be entitled to receive payment of the redemption price. If such notice of redemption shall have been duly given, and if on the Redemption Date funds necessary for the redemption shall be available therfor, then, notwithstanding that the certificates evidencing any shares of Series A Preferred Stock so called for redemption shall not have been surrendered, all rights pertaining to such shares shall terminate, except the right of holders to receive the redemption price without interest upon surrender of their certificates therefor.

5. The holders of shares of Series A Preferred Stock shall have conversion rights as follows:

(a) Upon the occurrence of any one of the following events the shares of Series A Preferred Stock shall be convertible, at the option of the respective holders thereof, at any time on or prior to the day prior to the Redemption Date, into fully paid and non-assessable Common shares at a ratio of one hundred twenty five(125) shares of Common stock for one share of Series A Preferred Stock (the "Conversion Ratio"), subject to any adjustment to the Conversion Ratio required by subparagraph 5(d) of these Resolutions, if this corporation's income before provision for income taxes and exclusive of extraordinary earnings, as audited and determined by this corporation's independent

public accountants (the "Minimum Pretax Income"), exceeds three milion dollars ($3,000,000) for any fiscal year ending on or prior to May 31, 1987.

(b) This corporation shall, as soon as practicable after the determination that the Minimum Pretax Income has been achieved so advise the holders of the shares of Series A Preferred Stock of such determination and shall, promptly upon receipt of notice from such holder stating that such holder intends to exercise the conversion right, which notice shall be accompanied by certificates representing the shares of Series A Preferred Stock being so converted, issue and deliver at such office to such holder of the shares of Series A Preferred Stock or to such holder's nominee or nominees, certificates for the number of full Common shares to which such holder shall be entitled, as aforesaid. Such conversion shall be deemed to have been made as of the date of such surrender of such shares of Series A Preferred Stock to be converted, and the person or persons entitled to receive the Common shares issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common shares on said date.

(c) If there shall occur any capital reorganization or any reclassification of the capital stock of this corporation, consolidation or merger of this corporation with or into another corporation or the conveyance of all or substantially all of the assets of this corporation to another corporation, each Preferred share shall thereafter be convertible into the number of shares or other securities or property to which a holder of the number of Common shares deliverable upon conversion of such share of Series A Preferred Stock would have been entitled upon such reorganization, reclassification, consolidation, merger or conveyance; and, in any such case, appropriate adjustment (as determined by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the holders of the shares of Series A Preferred Stock to the end that the provisions set forth herein shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares or other property theafter deliverable upon the conversion of the shares of Series A Preferred Stock.

(d) In case at any time this corporation shall subdivide its outstanding share of Common Stock pursuant to a stock split, stock dividend or other similar event into a greater number of shares, at the same time a proportional adjustment shall be made to the Conversion Ratio to increase the Conversion Ratio to reflect such subdivision and a proportional reduction in

the prices per share specified in paragraph 5(a) of this resolution shall be made, and, in case the outstanding shares of Common Stock of this corporation shall be combined pursuant to a reverse stock split or other similar event into a smaller number of shares, at the same time a proportional adjustment shall be made to the Conversion Ratio to decrease the Conversion Ratio to reflect such combination and a proportional increase in the prices per share specified in said paragraph 5 shall be made.

(e) This corporation shall at all times reserve and keep available, out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Series A Preferred Stock, the full number of shares of Common Stock deliverable upon the conversion of all the shares of Series A Preferred Stock from time to time outstanding.

(f) This corporation shall pay any and all issue and other taxes that may be payable in respect of any issue or delivery of Common shares on conversion of the shares of Series A Preferred Stock. This corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stockin a name other than that in which the shares of Series A Preferred Stock so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to this corporation the amount of any such tax, or has established to the satisfaction of this corporation or its transfer agent that such tax has been paid.

(g) All certificates evidencing the shares of Series A Preferred Stock surrendered for conversion shall be appropriately cancelled on the books of this corporation, and the shares so converted represented by such certificates may not be reissued by this corporation.

6. As long as any shares of Series A Preferred Stock are outstanding, the corporation shall not, without the approval of the holders of two-thirds of the outstanding shares of Series A Preferred Stock make any provision in this corporation's Articles of Incorporation or By-laws fixing special qualifications of persons who may be holders of shares of Series A Preferred Stock of any restrictions upon the right to transfer or hypothecate shares of Series A Preferred Stock, except any provisions required by the laws of the State of Florida or of the United States of America.

Articles of Amendment

FILED

STATEMENT OF BIRDFINDER CORP.

Pursuant to Section 607.047(3), Florida Statutes, Birdfinder Corp. (the "Company") files this Statement in connection with action by the Company's Board of Directors amending the designation of a series of capital stock and fixing and determining the relative rights and preferences thereof. The Company states that:

1. The name of the corporation is Birdfinder Corp.

2. A copy of the resolution amending the designation of the series of capital stock and fixing and determining the relative rights and preferences thereof is attached hereto as Exhibit A.

3. Such resolution was duly adopted by the Board of Directors of the Company on January 20, 1984.

4. The adoption of the resolution was approved by the sole Preferred Stockholder on January 20, 1984.

IN WITNESS WHEREOF, the undersigned officers of the Company have executed this Statement as of the 27th day of January, 1984.

BIRDFINDER CORP.

By: Bill Beasley
Bill Beasley, President

By: Georgia Beasley Secretary
Georgia Beasley, Secretary

ACKNOWLEDGEMENT

STATE OF FLORIDA
COUNTY OF SARASOTA

The foregoing instrument was acknowledged before me by Bill Beasley and Georgia Beasley as President and Secretary, respectively of Birdfinder Corp., for and on behalf of the corporation, on this the 27th day of January, 1983.

[signature]
Notary Public

(Notarial Seal)

My Commission Expires:
7/13/87

RESOLVED, that pursuant to the Articles of Incorporation of this Corporation, a series of Preferred Stock, par value $1.00 per share, was designated as the Series A Preferred Stock, to consist of one thousand (1,000) shares; and that, the consent of the sole holder of shares of Series A Preferred Stock having been obtained, the rights, preferences, privileges and restrictions granted to or imposed upon the Series A Preferred Stock and the holders thereof are hereby amended and restated to be as follows:

1. The holders of the shares of Series A Preferred Stock shall vote with the holders of shares of Common Stock par value $.01 per share ("Common Stock") (and holders of any other series of Preferred Stock or other class of capital stock of the corporation which are granted such voting rights) as a single class on all matters, including the election of directors, except as otherwise provided by law.

2. The holders of the shares of Series A Preferred Stock shall be entitled to cumulative dividends of $.10 per share per year, such dividend to be paid with respect to any fiscal year not later than the sixtieth day following the end of such fiscal year to holders of Series A Preferred Stock of record on the last day of such fiscal year; provided; however, that no dividends shall be paid, and no dividends shall accrue or be accumulated, with respect to any fiscal year for which the corporation did not earn net income; and provided, further, that no dividends shall be paid to holders of Common Stock until the corporation has paid or provided for the payment of all accumulated dividends then payable with respect to the Series A Preferred Stock. No other dividends shall be payable with respect to the Series A Preferred Stock.

3. In the event of a voluntary or involuntary liquidation, dissolution or winding up of this corporation, the holders of the Series A Preferred Stock shall be entitled to receive, out of the assets of this corporation, whether such assets are capital or surplus, an amount equal to one dollar ($1.00) per share of Series A Preferred Stock, and no more, before any payment shall be made or any assets distributed to the holders of shares of Common Stock of this corporation. If upon such liquidation, dissolution or winding up of this corporation the assets thus distributed among the holders of the shares of Series A Preferred Stock shall be insufficient to permit the payment to such shareholders of the full preferential amounts aforesaid, then the entire assets of this corporation to be distributed shall be distributed ratably among the holders of the shares of Series A Preferred Stock. After payment or distribution to the holders of the

shares of Series A Preferred Stock of the full preferential amounts aforesaid, the holders of shares of Common Stock shall be entitled to receive, ratably, all remaining assets of this corporation. A consolidation or merger of this corporation with or into any other corporation or corporations, or a sale of all or substantially all of the assets of this corporation, shall not be deemed to be a liquidation, dissolution or winding up, within the meaning of this paragraph.

4. On December 31, 1987 (the "Redemption Date"), this corporation shall redeem all of the shares of Series A Preferred Stock then issued and outstanding by paying therefor in cash one dollar ($1.00) per share. All certificates evidencing the shares of Series A Preferred Stock which are surrendered pursuant to this redemption provision shall be appropriately cancelled on the books of this corporation, and the shares represented by such certificates may not be reissued by this corporation.

At least thirty (30) days' previous notice by mail, postage prepaid, shall be given to the holders of record of the shares of Series A Preferred Stock to be redeemed, such notice to be addressed to each such shareholder at his address appearing on the books of this corporation for the purpose of notice, or if no such address appears or is so given by such holder, at the place where the principal office of this corporation is located. Such notice shall state the date fixed for redemption and the date of termination of the right to convert if such conversion right exists on the date the notice is mailed and shall call upon such holder to surrender to this corporation on said date at the place designated in the notice such holder's certificate(s) representing the shares to be redeemed. On or after the Redemption Date, each holder of shares of Series A Preferred Stock called for redemption shall surrender the certificate(s) evidencing such shares to this corporation at the place designated in such notice and shall thereupon be entitled to receive payment of the redemption price. If such notice of redemption shall have been duly given, and if on the Redemption Date funds necessary for the redemption shall be available therefor, then, notwithstanding that the certificate(s) evidencing any shares of Series A Preferred Stock so called for redemption shall not have been surrendered, all rights pertaining to such shares shall terminate, except the right of holders to receive the redemption price without interest upon surrender of their certificates therefor.

5. The holders of shares of Series A Preferred Stock shall have conversion rights as follows:

(a) The shares of Series A Preferred Stock shall be convertible, at the option of the respective holders thereof, at any time on or prior to the day immediately preceding the Redemption Date, into fully paid and non-assessable shares of Common Stock at a ratio of one hundred eighty seven and one half (187.5) shares of Common Stock, for one share of Series A Preferred Stock (the "Conversion Ratio"), subject to any adjustment to the Conversion Ratio required by subparagraph 5(d) of these Resolutions, if this corporation's income before provision for income taxes and exclusive of extraordinary earnings, as audited and determined by this corporation's independent public accountants (the "Minimum Pretax Income"), equals or exceeds three million dollars ($3,000,000) for any fiscal year ending on or prior to July 31, 1987.

(b) This corporation shall, as soon as practicable after the determination that the Minimum Pretax Income has been achieved, so advise the holders of the shares of Series A Preferred Stock of such determination and shall, promptly upon receipt of notice from such holder stating that such holder intends to exercise the conversion right, which notice shall be accompanied by certificates representing the shares of Series A Preferred Stock being so converted, issue and deliver at such office to such holder of the shares of Series A Preferred Stock or to such holder's nominee or nominees, certificates for the number of full shares of Common Stock to which such holder shall be entitled, as aforesaid. Such conversion shall be deemed to have been made as of the date of such surrender of such shares of Series A Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Stock on said date.

(c) If there shall occur any capital reorganization or any reclassification of the capital stock of this corporation, consolidation or merger of this corporation with or into another corporation or the conveyance of all or substantially all of the assets of this corporation to another corporation, each share of Series A Preferred Stock shall thereafter be convertible into the number of shares or other securities or property to which a holder of the number of shares of Common Stock deliverable upon conversion of such shares of Series A Preferred Stock would have been entitled upon such reorganization, reclassification, consolidation, merger or conveyance; and, in any such case, appropriate adjustment (as determined by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights

and interests thereafter of the holders of the shares of Series A Preferred Stock to the end that the provisions set forth herein shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares or other property thereafter deliverable upon the conversion of the shares of Series A Preferred Stock.

(d) In case at any time this corporation shall subdivide its outstanding shares of Common Stock pursuant to a stock split, stock dividend or other similar event into a greater number of shares, at the same time a proportional adjustment shall be made to the Conversion Ratio to increase the Conversion Ratio to reflect such subdivision and a proportional reduction in the prices per share specified in paragraph 5(a) of this resolution shall be made, and, in case the outstanding shares of Common Stock of this corporation shall be combined pursuant to a reverse stock split or other similar event into a smaller number of shares, at the same time a proportional adjustment shall be made to the Conversion Ratio to decrease the Conversion Ratio to reflect such combination and a proportional increase in the prices per share specified in said paragraph 5 shall be made.

(e) This corporation shall at all times reserve and keep available, out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Series A Preferred Stock, the full number of shares of Common Stock deliverable upon the conversion of all the shares of Series A Preferred Stock from time to time outstanding.

(f) This corporation shall pay any and all issue and other taxes that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of the shares of Series A Preferred Stock. This corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the shares of Series A Preferred Stock so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to this corporation the amount of any such tax, or has established to the satisfaction of this corporation or its transfer agent that such tax has been paid.

(g) All certificates evidencing the shares of Series A Preferred Stock surrendered for conversion shall be appropriately cancelled on the books of this

corporation, and the shares so converted represented by such certificates may not be reissued by this corporation.

6. As long as any shares of Series A Preferred Stock are outstanding, the corporation shall not, without the approval of the holders of two-thirds of the outstanding shares of Series A Preferred Stock, make any provision in this corporation's Articles of Incorporation or By-laws fixing special qualifications of persons who may be holders of shares of Series A Preferred Stock or any restrictions upon the right to transfer or hypothecate shares of Series A Preferred Stock, except any provisions required by the laws of the State of Florida or of the United States of America.

FILED

[illegible] DEC 2[illegible] PM 12 11

SECRETARY OF STATE TALLAHASSEE, FLORIDA

STATEMENT OF BIRDFINDER CORP.

Pursuant to Section 607.047(3), Florida Statutes, Birdfinder Corp. (the "Company") files this Statement in connection with action by the Company's Board of Directors amending the designation of a series of capital stock and fixing and determining the relative rights and preferences thereof. The Company states that:

1. The name of the corporation is Birdfinder Corp.

2. A copy of the resolution establishing and designating of the series of capital stock and fixing and determining the relative rights and preferences thereof is attached hereto as Exhibit A.

3. Such resolution was duly adopted by the Board of Directors of the Company on July 17, 1986.

IN WITNESS WHEREOF, the undersigned officers of the Company have executed this Statement as of the 16th day of December, 1986.

BIRDFINDER CORP.

By: [signature]
Jack Schroeder, President

By: [signature]
Roger Huseman, Secretary

ACKNOWLEDGEMENT

STATE OF FLORIDA
COUNTY OF SARASOTA

The foregoing instrument was acknowledged before me by Jack Schroeder and Roger Huseman, as President and Secretary, respectively of Birdfinder Corp., for and on behalf of the corporation, on this the 16th day of December, 1986.

[signature]
Notary Public

(Notarial Seal)

My commission expires: 3/31/90

RESOLUTION OF THE BOARD OF DIRECTORS OF

BIRDFINDER CORP.

That pursuant to authority conferred upon the Board of Directors by the Articles of Incorporation of Birdfinder Corp. (the "Corporation"), said Board of Directors at a meeting thereof on July 17, 1986 adopted a resolution providing for the issuance of 10,450 shares of the Corporation's Preferred Stock, par value $1.00 per share, designated "Series B Preferred Stock", which resolution is as follows:

RESOLVED, that pursuant to the authority vested in the Board of Directors of the Corporation by the Articles of Incorporation, the Board of Directors does hereby provide for and authorize the issuance of 10,450 shares of the Preferred Stock, par value $1.00 per share, of the Corporation, to be designated "Series B Preferred Stock" of the presently authorized but unissued shares of Preferred Stock. The voting powers, designations, preferences, and relative, participating, optional or other special rights of the Series B Preferred Stock authorized hereunder and the qualifications, limitations and restricting of such preferences and rights are as follows:

1. Dividends.

(a) The holders of Series B Preferred Stock shall be entitled to receive, in preference to the holders of Common Stock, when, as and if declared by the Corporation's Board of Directors, dividends at the rate of $10.00 per share. Dividends on the Series A Preferred Stock shall be noncumulative. Declared but unpaid dividends shall not bear interest.

(b) At the option of the Board of Directors, any dividend declared on the Series B Preferred Stock may be paid either in cash or in shares of the Corporation's Common Stock, having a "market price" equal to the amount of the dividend. As used herein, the term "market price" shall mean the average of the closing bid and asked prices, or if not available, the closing price for the Company's Common Stock in the over-the-counter market on the most' recent business day prior to declaration of the dividend for which a quotation of such price or prices is available, as reported by the National Quotation Bureau, Incorporated.

2. Voting. The holders of the shares of Series B Preferred Stock shall vote with the holders of shares of the Corporation's Common Stock, par value $.01 per share (the "Common Stock") and holders of any other

series of Preferred Stock or other class of capital stock of the Corporation which are granted such voting rights as a single class on all matters, including the election of directors, except as otherwise provided by law.

3. Redemption. The Series B Preferred Stock shall not be redeemable by the Corporation.

4. Conversion. The holders of shares of Series B Preferred Stock shall have conversion rights as follows:

(a) Each holder of a share of Series B Preferred Stock shall have the right, at any time prior to 5:00 p.m. Eastern time on July 31, 1995, to convert such share into fully paid and nonassessable shares of Common Stock of the Corporation at the rate of 100 shares of Common Stock for each share of this Series B Preferred Stock (the "conversion rate"). As used hereunder, the "conversion price" shall be $1.00 per share of Common Stock. The conversion rate shall be subject to adjustment as hereinafter provided.

(b) The Corporation shall not be required, in connection with any conversion of shares of Series B Preferred Stock to issue a fraction of a share of its Common Stock, but in lieu thereof the Corporation shall make a cash payment (calculated to the nearest cent--five mills being considered as nearer to the next higher cent) equal to such fraction multiplied by the market price of the Common Stock.

(c) Any holder of shares of Series B Preferred Stock electing to convert such shares into Common Stock shall surrender the certificate or certificates for such shares at the office of the Corporation (or at such other place as the Corporation may designate by notice to the holders of shares of Series B Preferred Stock) during regular business hours, duly endorsed to the Corporation or in blank, or accompanied by instruments of transfer to the Corporation in blank, in form satisfactory to the Corporation and shall give written notice to the Corporation at such office that such holder elects to convert such shares of Series B Preferred Stock. The Corporation shall, as soon as practicable after such deposit of certificates for shares of this Series, accompanied by the written

notice above prescribed, issue and deliver at such office to the holder for whose account such shares were surrendered, or to his nominee, certificates representing the number of shares of Common Stock and the cash, if any, to which such holder is entitled upon such conversion.

(d) Conversion shall be deemed to have been made as of the date of surrender of certificates for the shares of Series B Preferred Stock to be converted, payment of the conversion price, and the giving of written notice as hereinabove provided; and the person entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such Common Stock on such date. The Corporation shall not be required to deliver certificates for shares of its Common Stock while the stock transfer books for such stock or for this Series B Preferred Stock are duly closed for any purpose, but certificates for shares of Common Stock shall be issued and delivered as soon as practicable after the opening of such books.

(e) The conversion rate shall be adjusted from time to time as follows:

(i) In case the Corporation shall (a) pay a dividend or make a distribution in shares of its capital stock (whether shares of Common Stock or of capital stock of any other class) to holders of Common Stock, (b) subdivide its outstanding shares of Common Stock, (c) combine its outstanding shares of Common Stock into a smaller number of shares, or (d) issue by reclassification of its shares of Common Stock any shares of capital stock of the Corporation, the conversion right and the conversion rate in effect immediately prior to such action shall be adjusted so that the holder of any shares of this Series thereafter surrendered for conversion shall be entitled to receive the number of shares of capital stock of the Corporation which such holder would have owned immediately following such action and such shares of this Series B Preferred Stock been converted immediately prior thereto. An adjustment made pursuant to this subparagraph shall become effective retroactively immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this Section, the holder of any

shares of this Series thereafter surrendered for conversion shall become entitled to receive shares of two or more classes of capital stock of the Corporation, the Board of Directors (whose determination shall be conclusive) shall determine the allocation of the adjusted conversion price and/or conversion rate between or among shares of such classes of capital stock.

(ii) In case the Corporation shall issue rights or warrants to all holders of its Common Stock entitling them (for a period expiring within forty-five (45) days after the record date referred to below) to subscribe for or purchase shares of Common Stock at a price per share less than the market price of the Common Stock on the record date referred to below, the conversion rate shall be adjusted so that it shall equal the rate determined by multiplying the conversion rate in effect immediately prior to the date of issuance of such rights or warrants by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and the denominator of which shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares that the aggregate offering price of the total number of shares so offered would purchase at such current market price. Such adjustment shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such rights or warrants.

(iii) In case the Corporation shall distribute to all holders of its Common Stock evidences of its indebtedness or assets (exclusive of any cash dividend paid from retained earnings of the Corporation) or rights or warrants to subscribe to securities of the Corporation (excluding those hereinabove described), then in each such case the conversion rate shall be adjusted so that it shall equal the rate determined by multiplying the conversion rate in effect immediately prior to the date of such distribution by a fraction, the numerator of which shall be the current market price of the Common Stock on the record date referred to below, and the denominator of which shall be such current market price of

the Common Stock less the then fair market value (as determined by the Board of Directors of . e Corporation, whose determination shall be conclusive) of the portion of the assets or evidences of indebtedness so distributed or of such subscription rights or warrants applicable to one share of Common Stock. Such adjustment shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such distribution.

(iv) Notwithstanding the foregoing, the Corporation shall not be required to make any adjustment of the conversion rate unless such adjustment would require an increase or decrease of at least 1% in such rate. Any lesser adjustment shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment or adjustments so carried forward, shall amount to an increase or decrease of at least 1% in such rate.

(v) Whenever an adjustment in the conversion rate is required, the Corporation shall forthwith place on file with its Secretary a statement signed by its President or a Vice President and by its Secretary or Treasurer or one of its Assistant Secretaries or Assistant Treasurers, stating the adjusted conversion rate determined as provided herein. Such statements shall set forth in reasonable detail such facts as shall be necessary to show the reason and the manner of computing such adjustment. Promptly after the adjustment of the conversion rate, the Corporation shall mail a notice thereof to each holder of shares of Series B Preferred Stock.

(vi) In case of either (a) any consolidation or merger to which the Corporation is a party, other than a merger or consolidation in which the Corporation is the surviving or continuing corporation and which does not result in any reclassification of, or change (other than a change in par value or from par value to no par value or from no par value to par value, or as a result of a subdivision or combination) in, outstanding shares of Common Stock, or (b) any sale or conveyance to another corporation of all or substantially all of the assets of the Corporation, then the Corporation, or such successor corporation, as the case may be, shall make appropriate provision

so that the holder of each share of Series B Preferred Stock then outstanding shall have the right to convert such shares of Series B Preferred Stock into the kind and amount of shares or other securities and property receivable upon such consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock into which such shares of Series B Preferred Stock might have been converted immediately prior to such consolidation, merger, sale or conveyance, subject to adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for hereunder. The provisions of this Section shall apply similarly to successive consolidations, mergers, sales or conveyances.

(vii) The Corporation shall take all necessary action to cause any shares of Series B Preferred Stock which shall at any time have been converted to resume the status of authorized but unissued shares of Preferred Stock, without designation as to series, until such shares are once more designated as part of a particular series by the Board of Directors. The Corporation shall at all times reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the shares of this Series, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of this Series; provided, however, that nothing contained herein shall preclude the Corporation from satisfying its obligations in respect of the conversion of the shares by delivery of purchased shares of Common Stock which are held in the treasury of the Corporation.

(viii) If any shares of Common Stock required to be reserved for purposes of conversion of shares of Series B Preferred Stock hereunder require registration with or approval of any governmental authority before such shares may be issued upon conversion, the Corporation shall cause such shares to be duly registered or approved, as the case may be. The Corporation will endeavor to list the shares of Common Stock required to be delivered upon conversion of shares of this Series prior to such delivery upon each national securities exchange upon which the outstanding Common Stock is listed at the time of such delivery.

(ix) The Corporation shall pay any and all issue or transfer taxes that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of shares of Series B Preferred Stock pursuant hereto. The Corporation shall not, however, be required to pay any tax which is payable in respect of any transfer involved in the issue or delivery of Common Stock in a name other than that in which the shares of Series B Preferred Stock so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of such tax, or has established, to the satisfaction of the Corporation, that such tax has been paid.

(x) Before taking any action that would result in the conversion price being less than the then par value of the Common Stock, the Corporation shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Common Stock at the conversion price.

5. Liquidation, Dissolution, Winding Up. In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, either voluntarily or involuntarily, the amount that shall be paid to the holder of each share of Series B Preferred Stock (the "liquidation value" of such shares) shall be the fixed amount of $100 for each such share and the additional sum representing declared bu unpaid dividends thereon, if any. Neither the merger or consolidation of the Corporation, nor the sale, lease or conveyance of all or part of its assets, shall be deemed to be a liquidation, dissolution or winding up of the affairs of the Corporation, either voluntarily or involuntarily, within the meaning of this section.

6. Preferential Rank. All shares of Common Stock shall be of junior rank in respect of the preferences as to dividends, distributions and payments upon the liquidation, dissolution or winding up of the Corporation to all shares of Series B Preferred Stock. The rights of the shares of Common Stock shall be subject to the preferences and rights of the Series B Preferred Stock.

FILED

1987 JUL -1 PM 12: 27

SECRETARY OF STATE
TALLAHASSEE, FLORIDA

ARTICLES OF AMENDMENT

OF

ARTICLES OF INCORPORATION

OF

BIRDFINDER CORP.

The undersigned corporation, in order to amend its Articles of Incorporation, hereby certifies as follows:

FIRST: The name of the corporation is Birdfinder Corp. (the "Company").

SECOND: The amendment to the Company's Articles of Incorporation to be effected hereby is as follows:

ARTICLE IV(a) of the Company's Articles of Incorporation, relating to the authorized capitalization of the Company, is hereby amended to read as follows:

> "(a) The total number of shares of all classes of stock which the corporation shall have authority to issue is 31,000,000 shares, of which
>
> (i) 1,000,000 shares shall be designated as Preferred Stock, and shall have a par value of $1.00 per share; and
>
> (ii) 30,000,000 shares shall be designated as Common Stock, and shall have a par value of $.01 per share."

THIRD: The amendment to the Company's Articles of Incorporation effected hereby was authorized by the affirmative

vote of the holders of a majority of the outstanding shares entitled to vote thereon at the Company's Annual Meeting of Shareholders held on June 9, 1987.

IN WITNESS WEREOF, the undersigned officers of Birdfinder Corp. have executed these Articles of Amendment as of the 9th day of June, 1987.

BIRDFINDER CORP.

By: ______________________
Jack Schroeder, President

By: ______________________
A. Jeffry Robinson, Secretary

ACKNOWLEDGEMENT

STATE OF FLORIDA
COUNTY OF SARASOTA

The foregoing instrument was acknowledged before me by Jack Schroeder and A. Jeffry Robinson, as President and Secretary, respectively, of Birdfinder Corp., for and on behalf of the corporation, on this 25th day of June, 1987.

____
Notary Public

(Notarial Seal)

My commission expires: 3/31/90

CERTIFICATE OF DESIGNATION, RIGHTS, PREFERENCES AND LIMITATIONS OF SERIES C PREFERRED STOCK OF BIRDFINDER CORP.

FILED 1989 NOV 13

Pursuant to Section 607.047(3), Florida Statutes, Birdfinder Corp. (the "Company") files this Certificate in connection with action by the Company's Board of Directors amending the designation of a series of capital stock and fixing and determining the relative rights and preferences thereof. The Company states that:

1. The name of the corporation is Birdfinder Corp.

2. A copy of the resolution establishing and designating of the series of capital stock and fixing and determining the relative rights, preferences and limitations thereof is attached hereto as Exhibit A.

3. Such resolution was duly adopted by the Board of Directors of the Company on April 25, 1989.

IN WITNESS WHEREOF, the undersigned officer of the Company have executed this Certificate as of the 10th day of November, 1989.

Attest:

Roger Huseman, Secretary

BIRDFINDER CORP.

By: Jack Schroeder, Chairman

ACKNOWLEDGEMENT

STATE OF FLORIDA
COUNTY OF DADE

The foregoing instrument was acknowledged before me by Jack Schroeder, as Chairman of Birdfinder Corp., for and on behalf of the corporation, on this the 10th day of November, 1989.

Notary Public

(Notarial Seal)

My commission expires:

NOTARY PUBLIC STATE OF FLORIDA
MY COMMISSION EXP. NOV 21,1990
BONDED THRU GENERAL INS. UND.

EXHIBIT A

RESOLUTION OF THE BOARD OF DIRECTORS OF

BIRDFINDER CORP.

That pursuant to authority conferred upon the Board of Directors by the Articles of Incorporation of Birdfinder Corp. (the "Corporation"), said Board of Directors at a meeting thereof on April 25, 1989 adopted a resolution providing for the issuance of 64,000 shares of the Corporation's Preferred Stock, par value $1.00 per share, designated "Series C Preferred Stock," which resolution is as follows:

RESOLVED, that pursuant to the authority vested in the Board of Directors of the Corporation by the Articles of Incorporation, the Board of Directors does hereby provide for and authorize the issuance of 64,000 shares of the Preferred Stock, par value $1.00 per share, of the Corporation, to be designated "Series C Preferred Stock" of the presently authorized but unissued shares of Preferred Stock. The voting powers, designations, preferences, and relative, participating, optional or other special rights of the Series C Preferred Stock authorized hereunder and the qualifications, limitations and restricting of such preferences and rights are as follows:

1. Dividends. The holders of Series C Preferred Stock shall be entitled to receive, in preference to the holders of Common Stock, when, as and if declared by the Corporation's Board of Directors, dividends at the rate of $.10 per share and no more. Dividends on the Series C Preferred Stock shall be noncumulative. Declared but unpaid dividends shall not bear interest.

2. Voting. The holders of the shares of Series C Preferred Stock shall vote with the holders of shares of the Corporation's Common Stock, par value $.01 per share (the "Common Stock") and holders of any other series of Preferred Stock or other class of capital stock of the Corporation which are granted such voting rights as a single class on all matters, including the election of Directors, except as otherwise provided by law.

3. Redemption. The Series C Preferred Stock shall be redeemable by the Corporation at a price of $.10 per share at any time subsequent to five years from the date of the issuance thereof upon 30 days prior written notice.

Notice of redemption shall be given by mailing the same to holders of record of shares of Series C Preferred Stock to be redeemed, not less than 30 nor more than 60 days prior to the date fixed as the date for the redemption thereof, at the

respective addresses of such holders as the same shall appear on the stock transfer books of the Corporation. The notice described above shall state that the shares specified in such notice will be redeemed by the Corporation and the conversion rights accorded such shares will expire on the date specified in such notice, and shall call for the surrender for cancellation, at the place designated in such notice, of the certificates representing the shares to be redeemed. On and after the date specified in the notice described above, each holder of shares called for redemption shall only be entitled to receive therefor the applic le consideration hereinabove specified upon presentation and surrender at the place designated in such notice of the certificates for shares held by such holder and called for redemption. If the Corporation shall give notice of redemption as aforesaid (and unless the Corporation shall fail to tender the consideration for the shares presented for redemption in accordance with such notice), all shares called for redemption shall be deemed to have been redeemed on the date specified in such notice, whether or not the certificates for said shares shall be surrendered for redemption and cancellation, and said shares so called for redemption shall from and after said date cease to represent any interest whatever in the Corporation or its property, and the holders thereof shall have no rights other than the right to receive said consideration but without any interest thereon from or after said date.

4. Conversion. The holders of shares of Series C Preferred Stock shall have conversion rights as follows:

(a) Each holder of a share of Series C Preferred Stock shall have the right, at any time, to convert such share into fully paid and nonassessable shares of Common Stock of the Corporation at the rate of 100 shares of Common Stock for each share of this Series C Preferred Stock (the "conversion rate") upon payment to the Company, of a conversion premium of $1.05 per share of Common Stock (the "conversion premium"). The conversion rate and the conversion premium shall be subject to adjustment as hereinafter provided.

(b) The Corporation shall not be required, in connection with any conversion of shares of Series C Preferred Stock to issue a fraction of a share of its Common Stock, but in lieu thereof the Corporation shall make a cash payment (calculated to the nearest cent--five mills being considered as nearer to the next higher cent) equal to such fraction multiplied by the market price of the Common Stock on the trading day prior to conversion.

(c) Any holder of shares of Series C Preferred Stock electing to convert such shares into Common Stock shall surrender the certificate or certificates for such shares at the office of the Corporation (or at such other place as the Corporation may designate by notice to the holders of shares of Series C

Preferred Stock) during regular business hours, duly endorsed to the Corporation or in blank, or accompanied by instruments of transfer to the Corporation in blank, in form satisfactory to the Corporation, together with a check in payment of the applicable conversion premium and shall give written notice to the Corporation at such office that such holder elects to convert such shares of Series C Preferred Stock. The Corporation shall, as soon as practicable after such deposit of certificates for shares of this Series, accompanied by the written notice above prescribed, issue and deliver at such office to the holder for whose account such shares were surrendered, or to his nominee, certificates representing the number of shares of Common Stock and the cash, if any, to which such holder is entitled upon such conversion.

(d) Conversion shall be deemed to have been made as of the date of surrender of certificates for the shares of Series C Preferred Stock to be converted, payment of the conversion premium, and the giving of written notice as hereinabove provided; and the person entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such Common Stock on such date. The Corporation shall not be required to deliver certificates for shares of its Common Stock while the stock transfer books for such stock or for this Series C Preferred Stock are duly closed for any purpose, but certificates for shares of Common Stock shall be issued and delivered as soon as practicable after the opening of such books.

(e) The conversion rate shall be adjusted from time to time as follows:

(i) In case the Corporation shall (a) pay a dividend or make a distribution in shares of its capital stock (whether shares of Common Stock or of capital stock of any other class) to holders of Common Stock, (b) subdivide its outstanding shares of Common Stock, (c) combine its outstanding shares of Common Stock into a smaller number of shares, or (d) issue by reclassification of its shares of Common Stock any shares of capital stock of the Corporation, the conversion right and the conversion rate in effect immediately prior to such action shall be adjusted so that the holder of any shares of this Series thereafter surrendered for conversion shall be entitled to receive the number of shares of capital stock of the Corporation which such holder would have owned immediately following such action and such shares of this Series C Preferred Stock been converted immediately prior thereto. An adjustment made pursuant to this subparagraph shall become effective retroactively immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a

subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this Section, the holder of any shares of this Series thereafter surrendered for conversion shall become entitled to receive shares of two or more classes of capital stock of the Corporation, the Board of Directors (whose determination shall be conclusive) shall determine the allocation of the adjusted conversion rate and/or conversion premium between or among shares of such classes of capital stock.

(ii) In case the Corporation shall issue rights or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the market price of the Common Stock on the record date referred to below, the conversion rate shall be adjusted so that it shall equal the rate determined by multiplying the conversion rate in effect immediately prior to the date of issuance of such rights or warrants by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and the denominator of which shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares that the aggregate offering price of the total number of shares so offered would purchase at such current market price. Such adjustment shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such rights or warrants.

(iii) In case the Corporation shall distribute to all holders of its Common Stock evidences of its indebtedness or assets (exclusive of any cash dividend paid from retained earnings of the Corporation) or rights or warrants to subscribe to securities of the Corporation (excluding those hereinabove described), then in each such case the conversion rate shall be adjusted so that it shall equal the rate determined by multiplying the conversion rate in effect immediately prior to the date of such distribution by a fraction, the numerator of which shall be the current market price of the Common Stock on the record date referred to below, and the denominator of which shall be such current market price of the Common Stock less the then fair market value (as determined by the Board of Directors of the Corporation, whose determination shall be conclusive) of the portion of the assets or evidences of indebtedness so distributed or of such subscription rights or warrants applicable to one share of Common Stock. Such adjustment shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such distribution.

(iv) Notwithstanding the foregoing, the Corporation shall not be required to make any adjustment of the conversion rate unless such adjustment would require an increase or decrease of at least 1% in such rate. Any lesser adjustment shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment or adjustments so carried forward, shall amount to an increase or decrease of at least 1% in such rate.

(v) Whenever an adjustment in the conversion rate is required, the Corporation shall forthwith place on file with its Secretary a statement signed by its President or a Vice President and by its Secretary or Treasurer or one of its Assistant Secretaries or Assistant Treasurers, stating the adjusted conversion rate determined as provided herein. Such statements shall set forth in reasonable detail such facts as shall be necessary to show the reason and the manner of computing such adjustment. Promptly after the adjustment of the conversion rate, the Corporation shall mail a notice thereof to each holder of shares of Series C Preferred Stock.

(vi) In case of either (a) any consolidation or merger to which the Corporation is a party, other than a merger or consolidation in which the Corporation is the surviving or continuing corporation and which does not result in any reclassification of, or change (other than a change in par value or from par value to no par value or from no par value to par value, or as a result of a subdivision or combination) in, outstanding shares of Common Stock, or (b) any sale or conveyance to another corporation of all or substantially all of the assets of the Corporation, then the Corporation, or such successor corporation, as the case may be, shall make appropriate provision so that the holder of each share of Series C Preferred Stock then outstanding shall have the right to convert such shares of Series C Preferred Stock into the kind and amount of shares or other securities and property receivable upon such consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock into which such shares of Series C Preferred Stock might have been converted immediately prior to such consolidation, merger, sale or conveyance, subject to adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for hereunder. The provisions of this Section shall apply similarly to successive consolidations, mergers, sales or conveyances.

(vii) The Corporation shall take all necessary action to cause any shares of Series C Preferred Stock which shall at any time have been converted to resume the status of authorized but unissued shares of Preferred Stock, without designation as to series, until such shares are once more

designated as part of a particular series by the Board of Directors. The Corporation shall at all times reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the shares of this Series, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of this Series; provided, however, that nothing contained herein shall preclude the Corporation from satisfying its obligations in respect of the conversion of the shares by delivery of purchased shares of Common Stock which are held in the treasury of the Corporation

(viii) If any shares of Common Stock required to be reserved for purposes of conversion of shares of Series C Preferred Stock hereunder require registration with or approval of any governmental authority before such shares may be issued upon conversion, the Corporation shall cause such shares to be duly registered or approved, as the case may be. The Corporation will endeavor to list the shares of Common Stock required to be delivered upon conversion of shares of this Series prior to such delivery upon each national securities exchange upon which the outstanding Common Stock is listed at the time of such delivery.

(ix) The Corporation shall pay any and all issue or transfer taxes that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of shares of Series C Preferred Stock pursuant hereto. The Corporation shall not, however, be required to pay any tax which is payable in respect of any transfer involved in the issue or delivery of Common Stock in a name other than that in which the shares of Series C Preferred Stock so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of such tax, or has established, to the satisfaction of the Corporation, that such tax has been paid.

(x) Before taking any action that would result in the conversion rate being less than the then par value of the Common Stock, the Corporation shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Common Stock at the conversion premium.

(xi) Upon each adjustment of the conversion rate, the conversion premium in effect immediately prior to such adjustment shall be adjusted (to the nearest cent) by multiplying the conversion premium in effect immediately prior to such adjustment by a fraction (a) the numerator of

which shall be the number of shares of Common Stock purchasable upon conversion of the Series C Preferred Stock immediately prior to such adjustment and (b) the denominator of which shall be the number of shares of Common Stock issuable upon conversion immediately thereafter.

(xii) As used herein, the term "market price" shall mean the closing or last sales price for the security on the principal exchange on which the security is then traded or the NASDAQ National Market System, as the case may be, or if not so traded, the average of the closing bid and asked price on NASDAQ, or if not so traded, the average of the high or low bid prices as reported by the National Quotation Bureau, Incorporated. If no quotation is available for an applicable conversion record date, the quotation used shall be that for the most recent trading day prior to the record date for which a quotation is available. As used herein, the term "trading day" shall be a day on which the principal securities exchange on which the Common Stock is traded, is open for business.

5. Liquidation, Dissolution, Winding Up. In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, either voluntarily or involuntarily, the amount that shall be paid to the holder of each share of Series C Preferred Stock (the "liquidation value" of such shares) shall be the fixed amount of $1.00 for each such share and the additional sum representing declared but unpaid dividends thereon, if any. Neither the merger or consolidation of the Corporation, nor the sale, lease or conveyance of all or part of its assets, shall be deemed to be a liquidation, dissolution or winding up of the affairs of the Corporation, either voluntarily or involuntarily, within the meaning of this section.

6. Preferential Rank. All shares of Series C Preferred Stock shall be junior rank in respect of the preferences as to dividends, distributions and payments upon the liquidation, dissolution or winding up of the Corporation to all shares of Series B Preferred Stock. The rights of the shares of Series C Preferred Stock shall be subject to the preferences and rights of the Series B Preferred Stock. All shares of Common Stock shall be of junior rank in respect of the preferences as to dividends, distributions and payments upon the liquidation, dissolution or winding up of the Corporation to all shares of Series C Preferred Stock. The rights of the shares of Common Stock shall be subject to the preferences and rights of the Series C Preferred Stock.

FILED

ARTICLES OF AMENDMENT 1989 NOV 13 PM 3:02
TO THE ARTICLES OF INCORPORATION OF
BIRDFINDER CORP.
a Florida corporation TALLAHASSEE, FLORIDA

Articles I and IV of the Articles of Incorporation of BIRDFINDER CORP., a Florida corporation, hereinafter referred to as the "Corporation," are amended to read as follows:

ARTICLE I:

The name of this corporation is "NON-INVASIVE MONITORING SYSTEMS, INC."

ARTICLE IV

(a) The total number of shares of all classes of stock which the corporation shall have the authority to issue is 101,000,000 shares of which

(i) 1,000,000 shares shall be designated as Preferred Stock, and shall have a par value of $1.00 per share; and

(ii) 100,000,000 shares shall be designated as Common Stock, and shall have a par value of $.01 per share.

The foregoing Amendment to the Articles of Incorporation of the Corporation was duly adopted and approved by means of a majority vote of the Corporation's Shareholders on November 10, 1989, pursuant to Section 607.181(1) of the Florida Statutes.

IN WITNESS WHEREOF, the undersigned President and Secretary of the Corporation have executed these Articles of Amendment this 10th day of November, 1989.

BIRDFINDER CORP.
a Florida corporation

Attest:

Roger Huseman, Secretary

By: Jack Schroeder, Chairman

STATE OF FLORIDA)
) ss.:
COUNTY OF DADE)

BEFORE ME, a Notary Public authorized to administer oaths and take acknowledgments in the State and County set forth above, personally appeared Jack Schroeder known to me and known by me to be the person who executed the foregoing Amendment to the Articles of Incorporation as Chairman of BIRDFINDER CORP., a Florida corporation, and he acknowledged before me that he executed the Articles of Amendment as President of said Corporation and that the seal affixed to the foregoing Articles of Amendment is the official seal of said Corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal in the State and County aforesaid this 10th day of November, 1989.

Notary Public
State of Florida at Large

My Commission Expires:

FILED
1992 OCT -5 PM 2:27

ARTICLES OF AMENDMENT
TO THE
ARTICLES OF INCORPORATION
OF
NON-INVASIVE MONITORING SYSTEMS, INC.

On October 5, 1992, the Board of Directors and shareholders of Non-Invasive Monitoring Systems, Inc., a Florida corporation (the "Corporation"), duly adopted the following amendment to its articles of incorporation pursuant to the provisions of Sections 607.1003 and 607.1006 of the Florida Business Corporation Act:

ARTICLE I

The name of the Corporation is Non-Invasive Monitoring Systems, Inc.

ARTICLE II

Article IV of the Corporation's Articles of Incorporation is amended to add the following provision:

> "At 5:00 p.m., Eastern Standard Time, on the date of the filing of these Articles of Amendment to the Articles of Incorporation, all outstanding shares of Common Stock held by each holder of record on such date shall be automatically combined at the rate of one-for-four without any further action on the part of the holders thereof or this Corporation. No fractional shares will be issued. All fractional shares for one-half share or more shall be increased to the next higher whole number of shares and all fractional shares of less than one-half share shall be decreased to the next lower whole number of shares, respectively."

ARTICLE III

The amendment provides for a one-for-four reverse stock split of the Corporation's Common Stock (the "Reverse Split"). The amendment shall be implemented by an exchange of old stock certificates for new stock certificates representing shares of new Common Stock after the Reverse Split. The exchange will be handled by the Corporation's transfer agent, American Stock Transfer & Trust Company.

ARTICLE IV

The Corporation has three classes of capital stock outstanding, Common Stock, Series B Preferred Stock, and Series C Convertible Preferred Stock. The three classes of capital stock, voting as a single class, duly adopted the amendment set forth herein by majority vote at the Corporation's special meeting held on September 30, 1992, pursuant to Section 607.0702 of the Florida Business Corporation Act. The number of votes cast were sufficient for approval.

NON-INVASIVE MONITORING SYSTEMS, INC.

By: ______________________
Marvin A. Sackner
Chief Executive Officer

FILED
02 JUN 20 PM 2:17
SECRETARY OF STATE
TALLAHASSEE, FLORIDA

ARTICLES OF AMENDMENT
TO
ARTICLES OF INCORPORATION
OF
NON-INVASIVE MONITORING SYSTEMS, INC.

The undersigned, Allan F. Brack, Chief Executive Officer of Non-Invasive Monitoring Systems, Inc., a Florida corporation, organized and existing under and by virtue of the Florida Business Corporation Act (the "Corporation"), does hereby certify that

1. The name of the Corporation is NON-INVASIVE MONITORING SYSTEMS, INC., document number 681706.

2. The following provision of the Articles of Incorporation of the Corporation are amended as follows:

Article Six is deleted and replaced with the following:

ARTICLE VI

BOARD OF DIRECTORS

The Corporation shall have eight directors consisting of two directors in Class One, two directors in Class Two, and four directors in Class Three. Class One Directors to serve initially for two years and then for periods of six years, Class Two Directors to serve initially for four years and then for periods of six years, and Class Three Directors to serve initially for six years and then for periods of six years, until the appropriate Annual Meeting of Stockholders, or solicitation of written consents in place of the annual meeting, at which each such term expires and until their successors have been elected and qualified. The number of Directors in each class may be increased or diminished from time to time in accordance with the provisions of the Corporation's by-laws, but shall never be less than one and provided that written consent is received by the majority of directors in Class Three.

3. In accordance with Section 607.0123(1)(b) of the Florida Business Corporation Act, this amendment shall be effective upon its filing with the Florida Department of State.

4. The foregoing amendment was adopted on May 29, 2002, by a majority of the Corporation's shareholders and Board of Directors pursuant to Sections 607.0704 and 607.0821 of the Florida Statutes. The number of votes cast by the shareholders for the amendment was sufficient for approval by the shareholders.

5. Except as modified hereby, the Articles of Incorporation of the Corporation shall remain in full force and effect.

IN WITNESS WHEREOF, Non-Invasive Monitoring Systems, Inc., has caused this Articles of Amendment to the Articles of Incorporation to be executed by the undersigned duly authorized officers of the Corporation as of the 29th day of May, 2002.

Non-Invasive Monitoring Systems, Inc., a Florida corporation

By:________________________
Allan F. Brack, Chief Executive Officer

April 2, 2008

FLORIDA DEPARTMENT OF STATE
Division of Corporations

NON-INVASIVE MONITORING SYSTEMS, INC.
5204 PAYLOR LANE
SARASOTA, FL 34240

Re: Document Number 681706

The Articles of Amendment to the Articles of Incorporation of NON-INVASIVE MONITORING SYSTEMS, INC., a Florida corporation, were filed on April 2, 2008.

This document was electronically received and filed under FAX audit number H08000083705.

Should you have any questions regarding this matter, please telephone (850) 245-6050, the Amendment Filing Section.

Tina Roberts
Regulatory Specialist II
Division of Corporations

Letter Number: 508A00019498

Articles of Amendment
to
Articles of Incorporation
of

NON-INVASIVE MONITORING SYSTEMS, INC.

The undersigned, Steve Mrha, Chief Operating Officer of Non-Invasive Monitoring Systems, Inc., a corporation organized and existing under and by virtue of the Florida Business Corporation Act (the "Corporation"), does hereby certify as follows:

1. The name of the Corporation is NON-INVASIVE MONITORING SYSTEMS, INC., and the document number of the corporation is 681706.

2. Article IV is hereby amended by adding at the end of such article a resolution establishing and designating the series of preferred stock and fixing and determining the relative rights, preferences and restrictions thereof which is attached as Schedule A hereto.

3. Such resolution was duly adopted by the Board of Directors of the Company effective as of April 1, 2008, and no approval by the shareholders of the Corporation was necessary.

4. Except as modified hereby, the Articles of Incorporation of the Corporation shall remain in full force and effect.

IN WITNESS WHEREOF, Non-Invasive Monitoring Systems, Inc. has caused these Articles of Amendment to the Articles of Incorporation of the Corporation to be executed by the undersigned duly authorized officer or director of the Corporation, as applicable, as of the 1st day of April, 2008.

NON-INVASIVE MONITORING SYSTEMS, INC.

By: ______________________
Name: Steven B. Mrha
Title: Chief Operating Officer

1186687-1

1189378

SCHEDULE A

RESOLUTION OF THE BOARD OF DIRECTORS OF NON-INVASIVE MONITORING SYSTEMS, INC.

That pursuant to authority conferred upon the Board of Directors by the Articles of Incorporation of Non-Invasive Monitoring Systems, Inc. (the "Corporation"), said Board of Directors as of April 1, 2008 adopted a resolution providing for the issuance of up to 1,000 shares of the Corporation's Preferred Stock, par value $1.00 per share, designated "Series D Convertible Preferred Stock," which resolution is as follows:

RESOLVED, that pursuant to the authority vested in the Board of Directors of Corporation by the Article of Incorporation, the Board of Directors does hereby provide for and authorize the issuance of up to 1,000 shares of the Preferred Stock, par value $1.00 per share, of the Corporation, to be designated "Series D Convertible Preferred Stock," of the presently authorized but unissued shares of Preferred Stock. The voting powers, designations, preferences, and relative, participating, optional or other special rights of the Series D Preferred Stock authorized hereunder and the qualifications, limitations and restricting of such preferences and rights are as follows:

1. Dividends. The holders of Series D Convertible Preferred Stock shall be entitled to receive dividends, when, as and if declared by the Corporation's Board of Directors, together with the holders of the Corporation's Common Stock, par value $.01 per share (the "Common Stock"), ratably on an "as-converted" basis, namely, as if the holders of the shares of Series D Convertible Preferred Stock then outstanding shall have converted such shares of Series D Convertible Preferred Stock as provided herein immediately prior to the record date for payment of such dividends.

2. Voting.

(a) The holders of the shares of Series D Convertible Preferred Stock shall vote with the holders of shares of the Common Stock and holders of any other series of Preferred Stock or other class of capital stock of the Corporation which are granted such voting rights as a single class on all matters, including the election of Directors, except as otherwise provided by law.

(b) In addition to voting rights provided by law and by Section 2(a), so long as any Series D Convertible Preferred Stock is outstanding, the Corporation shall not, without the affirmative vote or written consent of the holders of a majority of the outstanding shares of the Series D Convertible Preferred Stock:

(I) increase or decrease the authorized shares of any class or series of Capital Stock or alter or change the powers, preferences or rights of the Series D Convertible Preferred Stock or the qualifications, limitations or restrictions thereof, whether by merger, consolidation or otherwise;

(II) amend, alter or repeal its Certificate of Incorporation or By-laws, whether by merger, consolidation or otherwise, in any manner adverse to the holders of the Series D Convertible Preferred Stock; or

(III) create or authorize the creation or issuance (whether by merger, consolidation or otherwise) of any new or additional class or series of Capital Stock, or any security convertible into or exchangeable for, or whose value is linked to or derived from the value of, the Corporation's Capital Stock, in each case that is senior to or *pari passu* with those of the Series D Convertible Preferred Stock on dividends, distributions, liquidations, redemptions or any other matter or that has any separate voting or approval rights.

3. Redemption. The Series D Convertible Preferred Stock shall not be redeemable by the Corporation.

4. Conversion. The holders of shares of Series D Convertible Preferred Stock shall have conversion rights as follows:

(a) Each holder of a share of Series D Convertible Preferred Stock shall have the right, at any time, to convert such share into fully paid and nonassessable shares of Common Stock of the Corporation at the rate of 5,000 shares of Common Stock for each share of this Series D Convertible Preferred Stock (the "Conversion Rate"). The Conversion Rate shall be subject to adjustment as hereinafter provided.

(b) The Corporation shall not be required, in connection with any conversion of shares of Series D Convertible Preferred Stock, to issue a fraction of a share of its Common Stock, but in lieu thereof the Corporation shall make a cash payment (calculated to the nearest cent) equal to such fraction multiplied by the market price at the Common Stock on the trading day prior to conversion.

(c) Any holder of shares of Series D Convertible Preferred Stock electing to convert such shares into Common Stock shall surrender the certificate or certificates for such shares at the office of the Corporation (or at such other place as the Corporation may designate by notice to the holders of shares of Series D Convertible Preferred Stock) during regular business hours, duly endorsed to the Corporation or in blank, or accompanied by instruments of transfer to the Corporation in blank, in form satisfactory to the Corporation, and shall give written notice to the Corporation at such office that such holder elects to convert such shares of Series D Convertible Preferred Stock. The Corporation shall, as soon as practicable after such deposit of certificates for shares of this Series, accompanied by the written notice above prescribed, issue and deliver at such office to the holder for whose account such shares were surrendered, or to his nominee, certificates representing the number of shares of Common Stock and the cash, if any, to which such holder is entitled upon such conversion.

(d) Conversion shall be deemed to have been made as of the date of surrender of certificates for the shares of Series D Convertible Preferred Stock to be converted, and the giving of written notice as hereinabove provided; and the person entitled to receive the

Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such Common Stock on such date. The Corporation shall not be required to deliver certificates for shares of its Common Stock while the stock transfer books for such stock or for this Series D Convertible Preferred Stock are duly closed for any purpose, but certificates for shares of Common Stock shall be issued and delivered as soon as practicable after the opening of such books.

(e) The Conversion Rate shall be adjusted from time to time as follows:

(A) In case the Corporation shall (a) pay a dividend or make a distribution in shares of its capital stock (whether shares of Common Stock or of capital stock of any other class) to holders of Common Stock, (b) subdivide its outstanding shares of Common Stock, (c) combine its outstanding shares of Common Stock into a smaller number of shares, or (d) issue by reclassification of its shares of Common Stock any shares of capital stock of the Corporation, the conversion right and the Conversion Rate in effect immediately prior to such action shall be adjusted so that the holder of any shares of this Series thereafter surrendered for conversion shall be entitled to receive the number of shares of capital stock of the Corporation which such holder would have owned immediately following such action and such shares of this Series D Convertible Preferred Stock been converted immediately prior thereto. An adjustment made pursuant to this subparagraph shall become effective retroactively immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this Section, the holder of any shares of this Series thereafter surrendered for conversion shall become entitled to receive shares of two or more classes of capital stock of the Corporation, the Board of Directors (whose determination shall be conclusive) shall determine the allocation of the adjusted Conversion Rate between or among shares of such classes of capital stock.

(B) In case the Corporation shall distribute to all holders of its Common Stock evidences of its indebtedness or assets (exclusive of any cash dividend paid from retained earnings of the Corporation) or rights or warrants to subscribe to securities of the Corporation (excluding those hereinabove described), then in each such case the Conversion Rate shall be adjusted so that it shall equal the rate determined by multiplying the Conversion Rate in effect immediately prior to the date of such distribution by a fraction, the numerator of which shall be the current market price of the Common Stock on the record date referred to below, and the denominator of which shall be such current market price of Common Stock less the then fair market value (as determined by the Board of Directors of the Corporation, whose determination shall be conclusive) of the portion of the assets or evidences of indebtedness so distributed or of such subscription rights or warrants applicable to one share of Common Stock.

Such adjustment shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such distribution.

(C) Notwithstanding the foregoing, the Corporation shall not be required to make any adjustment of the Conversion Rate in the following circumstances:

(I) unless such adjustment would require an increase or decrease of at least 1% in such rate, in which case any lesser adjustment shall be carried forward and shall be made at, the time of and together with the next subsequent adjustment which, together with any adjustment or adjustments so carried forward, shall amount to an increase or decrease of at least 1% in such rate; or

(II) in connection with the issuance of shares of Common Stock pursuant to the exercise, conversion or exchange of any options, warrants or similar rights to acquire shares of Common Stock (collectively, "Excluded Common Stock Equivalents") that are existing or outstanding as of the date of issuance of the Series D Convertible Preferred Stock

(D) Whenever an adjustment in the Conversion Rate is required, the Corporation shall forthwith place on file with its Secretary a statement signed by its President or a Vice President and by its Secretary or Treasurer or one of its Assistant Secretaries or Assistant Treasurers, stating the adjusted Conversion Rate determined as provided herein. Such statements shall set forth in reasonable detail such facts as shall be necessary to show the reason and the manner of computing such adjustment. Promptly after the adjustment of the Conversion Rate, the Corporation shall mail a notice thereof to each holder of shares of Series D Convertible Preferred Stock.

(E) In case of either (a) any consolidation or merger to which the Corporation is a party, other than a merger or consolidation in which the Corporation is the surviving or continuing corporation and which does not result in any reclassification of, or change (other than a change in par value or from par value to no par value or from no par value to par value, or as a result of a subdivision or combination) in, outstanding shares of Common Stock, or (b) any sale or conveyance to another corporation of all or substantially all of the assets of the Corporation, then the Corporation, or such successor corporation, as the case may be, shall make appropriate provision so that the holder of each share of Series D Convertible Preferred Stock then outstanding shall have the right to convert such shares of Series D Convertible Preferred Stock into the kind and amount of shares or other securities and property receivable upon such consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock into which such shares of Series D Convertible Preferred Stock might have been

converted immediately prior to such consolidation, merger, sale or conveyance, subject to adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for hereunder. The provisions of this Section shall apply similarly to successive consolidations, mergers, sales or conveyances.

(F) The Corporation shall take all necessary action to cause any shares of Series D Convertible Preferred Stock which shall at any time have been converted to resume the status of authorized but unissued shares of Preferred Stock, without designation as to series, until such shares are once more designated as part of a particular series by the Board of Directors. The Corporation shall at all times reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the shares of this Series, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of this Series; provided, however, that nothing contained herein shall preclude the Corporation from satisfying its obligations in respect of the conversion of the shares by delivery of purchased shares of Common Stock which are held in the treasury of the Corporation.

(G) The Corporation shall pay any and all issue or transfer taxes that may be payable respect of any issue or delivery of shares of Common Stock on conversion of shares of Series D Convertible Preferred Stock pursuant hereto. The Corporation shall not, however, be required to pay any tax which is payable in respect of any transfer involved in the issue or delivery of Common Stock in a name other than that in which the shares of Series D Convertible Preferred Stock so converted were registered or to correct an error in such name, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of such tax, or has established, to the satisfaction of the Corporation, that such tax has been paid.

(H) Before taking any action that would result in the Conversion Rate being less than the then par value of the Common Stock, the Corporation shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Common Stock at the conversion premium.

5. Liquidation, Dissolution, Winding Up. In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, either voluntarily or involuntarily, the amount that shall be paid to the holder of each share of Series D Convertible Preferred Stock (the "liquidation value" of such shares) shall be the fixed amount of $1,500.00 for each such share and the additional sum representing declared but unpaid dividends thereon, if any. Neither the merger or consolidation of the Corporation, nor the sale, lease or conveyance of all or part of its assets, shall

be deemed to be a liquidation, dissolution or winding up of the affairs the Corporation, either voluntarily or involuntarily, within meaning of this section.

6. Preferential Rank. All shares of Series D Convertible Preferred Stock shall be *parri passu* in respect of the preferences as to dividends, distributions and payments upon the liquidation, dissolution or winding up of the Corporation to all shares of Series C Preferred Stock. All shares of Common Stock shall be of junior rank in respect of the preferences as to dividends, distributions and payment upon the liquidation, dissolution or winding up of the Corporation to all shares of Series D Convertible Preferred Stock. The rights of the shares of Common Stock shall be subject to the preferences and rights of the Series D Convertible Preferred Stock.